UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 14, 2020

FRANCHISE GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Franchise Group, Inc. (the “Company”) on February 18, 2020. This Current Report on Form 8-K/A includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On February 14, 2020, the Company completed its acquisition (which was previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 30, 2019) of American Freight Group, Inc. (“American Freight”), pursuant to the terms of that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Franchise Group Newco Intermediate AF, LLC (“Parent”), American Freight, Franchise Group Merger Sub AF, Inc., a Delaware limited liability company and a subsidiary of Parent (“Merger Sub”), and The Jordan Company, L.P., a Delaware limited partnership, solely in its capacity as representative for the Fully-Diluted Stockholders (as defined in the Merger Agreement), pursuant to which, among other things, Merger Sub merged with and into American Freight, with American Freight surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Company is filing this Current Report on Form 8-K/A to provide certain financial statements of American Freight and unaudited pro forma financial information of American Freight and the Company required by Item 9.01 of Form 8-K and should be read in conjunction with the Company’s Current Report on Form 8-K previously filed on February 18, 2020.

Item 9.01.  Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of American Freight as of and for the years ended December 29, 2019 and December 30, 2018, including the notes to such financial statements and the report of PricewaterhouseCoopers LLP, are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

(b)    Pro forma Financial Information

The unaudited pro forma financial information included with this Current Report on Form 8-K/A has been prepared to illustrate the pro forma effects of the Merger, the Company’s previously announced merger with Buddy’s Newco, LLC, the Company’s previously announced acquisition of the Sears Outlet segment and Buddy’s Home Furnishing Stores businesses of Sears Hometown and Outlet Stores, Inc. (“SHOS”), the Company’s previously announced acquisition of Vitamin Shoppe, Inc. and the completion of the Company’s previously announced tender offer to purchase certain of its outstanding shares of common stock and the related debt and equity financings (collectively, the “Transactions”).  The unaudited pro forma combined balance sheet as of December 28, 2019 and the unaudited pro forma combined statement of operations for the eight months ended December 28, 2019 and year ended April 30, 2019 are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein. The unaudited pro forma combined balance sheet as of December 28, 2019 gives effect to the Transactions as if they had occurred as of December 28, 2019. The unaudited pro forma combined statements of operations for the eight months ended December 28, 2019 and year ended April 30, 2019 gives effect to the Transactions as if they had occurred as of May 1, 2018. All pro forma information in this Current Report on Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of American Freight or the Company.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Financial Statements for American Freight as of and for the years ended December 29, 2019 and December 30, 2018

99.2
Unaudited pro forma combined balance sheet as of December 28, 2019 and the unaudited pro forma combined statement of operations for the eight months ended December 28, 2019 and year ended April 30, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Financial Statements for American Freight as of and for the years ended December 29, 2019 and December 30, 2018

99.2
Unaudited pro forma combined balance sheet as of December 28, 2019 and the unaudited pro forma combined statement of operations for the eight months ended December 28, 2019 and year ended April 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: May 4, 2020	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer